             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                   -----------------------

                          FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934

                 ---------------------------


              Date of Report (Date of earliest
              event reported): January 29, 1996



                THE ST. PAUL COMPANIES, INC.
   ------------------------------------------------------
   (Exact name of Registrant as specified in its charter)


     Minnesota              0-3021             41-0518860
  ---------------   --------------------  ---------------------
     (State of         (Commission File     (I.R.S. Employer
  Incorporation)           Number)         Identification No.




385 Washington St., St. Paul, MN             55102
--------------------------------            --------
(Address of principal                      (Zip Code)
executive offices)


                       (612) 221-7911
             ----------------------------------
               (Registrant's telephone number,
                    including area code)




                             N/A
------------------------------------------------------------
    (Former name or former address, if changed since last
                           report)

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Item 5.    Other Events.
           ------------

     Filed herewith are statements derived from a press release dated January 29, 1996, of the registrant relating to its results for the year ended December 31, 1995, which will be superseded by the registrant's Annual Report on Form 10-K for such period.

Item 7. Financial Statements, Pro Forma Financial
        Information and  Exhibits.
        -----------------------------------------------------

  An Exhibit Index is set forth as the next page in this report.

  Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              THE ST. PAUL COMPANIES, INC.




                              By  /s/ Bruce A. Backberg
                                  ---------------------
                                  Bruce A. Backberg
                                  Vice President
                                   and Corporate Secretary


Date: January 30, 1996


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                        EXHIBIT INDEX
                        -------------


                                                        How
Exhibit                                                Filed
-------                                                -----

(99) Additional exhibits . . . . . . . . . . . . . .  . (1)




     (1) Filed electronically under the EDGAR Operational
         Program.